EXHIBIT 10.1

AMENDMENT No. 3, dated as of March 21, 2018 (this “Amendment”), to the Credit Agreement, dated as of August 12, 2016, as amended by Amendment No. 1, dated as of February 13, 2017, as further amended by Amendment No. 2, dated as of August 14, 2017 and as further supplemented by that certain Joinder Agreement No. 1, dated as of March 21, 2018 by and among United Bank, Holdings (as defined below), the Borrower (as defined below) and the Administrative Agent (as defined below) (as amended, restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”), by and among ENGILITY CORPORATION (the “Borrower”), ENGILITY HOLDINGS, INC. (“Holdings”), the Guarantors party thereto, the several banks and other financial institutions or entities from time to time party to the Credit Agreement (each a “Lender” and, collectively, the “Lenders”), MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (the “Administrative Agent”), Collateral Agent, Swingline Lender and Issuing Bank; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Sections 2.24 and 10.1 of the Credit Agreement provide that the Borrower, the Administrative Agent, the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes, including as set forth herein;

WHEREAS, Section 2.25 of the Credit Agreement provides that the Borrower may, under certain circumstances, request New Commitments and may effect the joinder of such New Commitments under the Credit Agreement pursuant to the applicable Joinder Agreement;

WHEREAS, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., KKR Capital Markets LLC, Regions Capital Markets, a division of Regions Bank and SunTrust Robinson Humphrey, Inc. have each been appointed as a joint lead arranger (as defined below) and are acting as joint lead arrangers and joint bookrunners for this Amendment (in such capacity, each a “Joint Lead Arranger” and collectively the “Joint Lead Arrangers”);

WHEREAS, it is understood and agreed that this Amendment shall constitute a Joinder Agreement for all purposes of the Credit Agreement;

WHEREAS, (i) each Lender holding Term B1 Loans outstanding immediately prior to the Amendment No. 3 Effective Date (as defined below) (the “Existing Term B1 Loans”) (each, an “Existing Term B1 Lender”) that executes and delivers a consent to this Amendment prior to the deadline notified to the Lenders by the Joint Lead Arrangers (each, a “Consenting Term B1 Lender”) substantially in the form of Exhibit A-1 hereto (a “Term B1 Consent”) shall be deemed, upon the Amendment No. 3 Effective Date, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Margin with respect to its outstanding Existing Term B1 Loans and (x) if such Consenting Term B1 Lender elects the “Cashless Amendment” option on the Term B1 Consent, such Consenting Term B1 Lender will retain its Existing Term B1 Loans as amended by this Amendment No. 3 (or such lesser amount allocated to such Consenting Term B1 Lender by the Joint Lead Arrangers) or (y) if such Consenting Term B1 Lender elects the “Post-Closing Settlement” option on the Term B1 Consent, the entire amount of such Consenting Term B1 Lender’s Existing Term B1 Loans will be assigned to the New Term B1 Lender (as defined below) at par on the Amendment No. 3 Effective Date (as defined below) (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Term B1 Lender to effect such assignment) and following the Amendment No. 3 Effective Date such Consenting Term B1 Lender (or its designated Affiliate, if agreed by the Joint Lead Arrangers) shall purchase by assignment Term B1 Loans in an equal principal amount as its Existing Term B1 Loans (or such lesser amount allocated to such Consenting Term B1 Lender by the Joint Lead Arrangers), (ii) each Lender holding Existing Term B1 Loans that does not execute and deliver a Term B1 Consent prior to the deadline notified to the Lenders by the Joint Lead Arrangers (each, a “Non-Consenting Term B1 Lender”) shall be required to assign the entire amount of its Existing Term B1 Loans to Morgan Stanley Senior Funding, Inc. (in such capacity, the “New Term B1 Lender”) in accordance with Section 2.24 and Section 10.1 of the Credit Agreement (provided that the assignments to the New Term B1 Lender described in clause (ii) above shall be effected on the Amendment No. 3 Effective Date without any requirement that any Non-Consenting Term B1 Lender separately execute an Assignment and Assumption) and, in connection with the assignments described in clause (i)(y) and this clause (ii), such New Term B1 Lender shall become a Lender under the Amended Credit Agreement with respect to the Term B1 Loans so assigned, (iii) on the Amendment No. 3 Effective Date, the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the existing Lenders, all accrued and unpaid interest to, but not including, the Amendment No. 3 Effective Date, with respect to the Existing Term B1 Loans and (iv) the consent of the Required Lenders to this Amendment is required pursuant to Section 2.24 of the Credit Agreement to effectuate the assignments contemplated by clause (ii) above;

WHEREAS, (i) each Lender holding Term B2 Loans outstanding immediately prior to the Amendment No. 3 Effective Date (as defined below) (the “Existing Term B2 Loans”) (each, an “Existing Term B2 Lender” and together with the Existing Term B1 Lenders, the “Existing Term Lenders”) that executes and delivers a consent to this Amendment prior to the deadline notified to the Lenders by the Joint Lead Arrangers (each, a “Consenting Term B2 Lender” and together with the Consenting Term B1 Lender, the “Consenting Term Lenders”) substantially in the form of Exhibit A-2 hereto (a “Term B2 Consent” and together with the Term B1 Consents, the “Term Consents”) shall be deemed, upon the Amendment No. 3 Effective Date, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Margin with respect to its outstanding Existing Term B2 Loans and (x) if such Consenting Term B2 Lender elects the “Cashless Amendment” option on the Term B2 Consent, such Consenting Term B2 Lender will retain its Existing Term B2 Loans as amended by this Amendment No. 3 (or such lesser amount allocated to such Consenting Term B2 Lender by the Joint Lead Arrangers) or (y) if such Consenting Term B2 Lender elects the “Post-Closing Settlement” option on the Term B2 Consent, the entire amount of such Consenting Term B2 Lender’s Existing Term B2 Loans will be assigned to the New Term B2 Lender (as defined below) at par on the Amendment No. 3 Effective Date (as defined below) (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Term B2 Lender to effect such assignment) and following the Amendment No. 3 Effective Date such Consenting Term B2 Lender (or its designated Affiliate, if agreed by the Joint Lead Arrangers) shall purchase by assignment Term B2 Loans in an equal principal amount as its Existing Term B2 Loans (or such lesser amount allocated to such Consenting Term B2 Lender by the Joint Lead Arrangers), (ii) each Lender holding Existing Term B2 Loans that does not execute and deliver a Term B2 Consent prior to the deadline notified to the Lenders by the Joint Lead Arrangers (each, a “Non-Consenting Term B2 Lender”) shall be required to assign the entire amount of its Existing Term B2 Loans to Morgan Stanley Senior Funding, Inc. (in such capacity, the “New Term B2 Lender”) in accordance with Section 2.24 and Section 10.1 of the Credit Agreement (provided that the assignments to the New Term B2 Lender described in clause (ii) above shall be effected on the Amendment No. 3 Effective Date without any requirement that any Non-Consenting Term B2 Lender separately execute an Assignment and Assumption) and, in connection with the assignments described in clause (i)(y) and this clause (ii), such New Term B2 Lender shall become a Lender under the Amended Credit Agreement with respect to the Term B2 Loans so assigned, (iii) on the Amendment No. 3 Effective Date, the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the existing Lenders, all accrued and unpaid interest to, but not including, the Amendment No. 3 Effective Date, with respect to the Existing Term B2 Loans and (iv) the consent of the Required Lenders to this Amendment is required pursuant to Section 2.24 of the Credit Agreement to effectuate the assignments contemplated by clause (ii) above;

WHEREAS, the Borrower desires New Commitments (the “Additional Term B2 Loan Commitments” and the Loans incurred thereunder, the “Additional Term B2 Loans”) to refinance up to $75,000,000 of the Existing Term B1 Loans;

WHEREAS, Morgan Stanley Senior Funding, Inc. has agreed to make Additional Term B2 Loans (in such capacity, the “Additional Term B2 Lender”) pursuant to Section 2.25(a) of the Credit Agreement, which upon funding shall be in the form of a fungible increase to Existing Term B2 Loans having the terms and subject to the conditions set forth herein and in the Credit Agreement; and

WHEREAS, all or a portion of the proceeds of the Additional Term B2 Loans may be applied to prepay Existing Term B1 Loans taken by assignment on the Amendment No. 3 Effective Date by the New Term B1 Lender (the “Term Loan Refinancing”) and each Consenting Term B1 Lender hereby consents to receive less than its pro rata share of any such prepayment of Existing Term B1 Loans.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Amendment of the Credit Agreement.  Effective as of the Amendment No. 3 Effective Date;

(a)the following defined terms shall be added to Section 1.1 of the Credit Agreement (as amended, the “Amended Credit Agreement”) in alphabetical order:

“Amendment No. 3”: Amendment No. 3 to this Agreement, dated as of March 21, 2018.

“Amendment No. 3 Effective Date”: as defined in Amendment No. 3.

“Existing Term B2 Loans”: as defined in Amendment No. 3.

“New Term B1 Lender”: as defined in Amendment No. 3.

(b)the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:

“for any day, with respect to (i) ABR Loans (including any Swingline Loan) under (x) the Revolving Facility, 3.75% per annum, (y) the Term B2 Facility, 1.75% per annum and (z) the Term B1 Facility, 1.25% per annum and (ii) Eurocurrency Loans under (x) the Revolving Facility, 4.75% per annum, (y) the Term B2 Facility, 2.75% per annum and (z) the Term B1 Facility, 2.25% per annum.”

(c)the definition of “Existing Credit Agreement” in Section 1.1 of the Credit Agreement is hereby amended by inserting “, as further amended by Amendment No. 2 and as further supplemented by Joinder Agreement No. 1, among the Borrower, Holdings, the Administrative Agent and the several lenders from time to time party thereto” immediately after “Amendment No. 1”.

(d)the definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting “Joinder Agreement No. 1, Amendment No. 3” immediately after “Amendment No. 2”.

(e)Section 2.3(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Term B2 Loans of each Term B2 Lender shall be payable in equal consecutive quarterly installments commencing on March 31, 2018 on the last Business Day of each March, June, September and December following the Closing Date in an amount equal to one quarter of one percent (0.25%) of the product of (i) the sum of (x) the aggregate principal amount of all Existing Term B2 Loans outstanding immediately prior to the Amendment No. 3 Effective Date and (y) the aggregate principal amount of Additional Term B2 Loans on the Amendment No. 3 Effective Date and (ii) a fraction, the numerator of which is the aggregate principal amount of the Existing Term B2 Loans funded on the Amendment No. 2 Effective Date and the denominator of which is equal to the aggregate principal amount of  Existing Term B2 Loans outstanding immediately prior to the Amendment No. 3 Effective Date, after such product is rounded to the nearest full Dollar (for the avoidance of doubt, and rounding to the nearest full Dollar, such repayment amount shall be, from and after the Amendment No. 3 Effective Date, $1,653,111 on each such last Business Day of March, June, September and December) (as adjusted to reflect any prepayments thereof), with the remaining balance thereof payable on the Term B2 Maturity Date; provided, that, with respect to any Term B2 Lender which has a portion of its Term B2 Loan purchased pursuant to Section 2.11(b), the amount of each payment otherwise payable in respect thereof pursuant to this Section 2.3(b) shall be reduced by deducting therefrom an amount equal to the principal amount of the Term B2 Loan so purchased multiplied by one quarter of one percent (0.25%).”

(f)Section 2.11(d) of the Credit Agreement is hereby amended by deleting “Amendment No. 2 Effective Date” and replacing it with “Amendment No. 3 Effective Date”.

(g)Section 2.18(b) of the Credit Agreement is hereby amended by deleting “(except for prepayments pursuant to Section 2.11(b) or Section 2.24)” and replacing it with “(except (x) for prepayments pursuant to Section 2.11(b) or Section 2.24 and (y) in respect of prepayments of Term B1 Loans held by the New Term B1 Lender on the Amendment No. 3 Effective Date”.

(h)Section 2.24 of the Credit Agreement is hereby amended by inserting the following after ”Required Lenders” in clause (b)(iii)“; provided that, notwithstanding anything herein to the contrary (including in Section 10.1), any such non-consenting Lender shall automatically be deemed to have assigned its Loans pursuant to the terms of an Assignment and Assumption, and accordingly no other action by such non-consenting Lender shall be required in connection therewith” immediately before the existing proviso.

(i)the last paragraph of Section 6.2 is hereby amended by inserting “, S&P, Moody’s” immediately after “if any, to which each Lender” and immediately after “the Platform designated for”.

(j)each Consenting Term B1 Lender hereby consents to Term Loan Refinancing and consents to receive less than its pro rata share of any such prepayment of Existing Term B1 Loans.

Section 2.Additional Term B2 Loans.

(a)Subject to the satisfaction of the conditions set forth in Section 4 herein, each Additional Term B2 Lender severally agrees to make Additional Term B2 Loans to the Borrower on the Amendment No. 3 Effective Date in the amount of such Additional Term B2 Lender’s Additional Term B2 Loan Commitment as set forth on Schedule A hereto (and upon making such Additional Term B2 Loans, such Additional Term B2 Lender’s Additional Term B2 Loan Commitment shall be automatically and permanently reduced to $0).

(b)The Additional Term B2 Loans shall have terms identical to the Existing Term B2 Loans (as amended by the terms hereof).

(c)The Additional Term B2 Loans shall be made as a single Eurocurrency Borrowing, with an initial Interest Period that commences on the Amendment No. 3 Effective Date and ends on the last day of the Interest Period applicable to the Existing Term B2 Loans.  During such initial Interest Period, the Eurocurrency Rate applicable to the Additional Term B2 Loans shall be the same Eurocurrency Rate applicable for the Existing Term B2 Loans (as amended hereby) as of the Amendment No. 3 Effective Date.

(d)Each Additional Term B2 Lender and each Loan Party acknowledges and agrees that upon the Amendment No. 3 Effective Date, such Additional Term B2 Lender shall be a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(e)All of the parties hereto agree that the Additional Term B2 Loans will upon funding, be an increase in the Existing Term B2 Loans (as amended hereby), will constitute “Term B2 Loans” for all purposes of the Amended Credit Agreement and the other Loan Documents and will, together with the Existing Term B2 Loans (as amended hereby), be treated as one class of Term B2 Loans. The parties shall treat the Additional Term B2 Loans as being fungible with the Existing Term B2 Loans for U.S. federal income tax purposes.

(f)This Amendment No. 3 shall be deemed a Joinder Amendment for purposes of Section 2.25(a) of the Credit Agreement and the Credit Agreement shall be deemed amended to reflect the terms herein.

Section 3.Representations and Warranties, No Default.  The Borrower hereby represents and warrants that as of the Amendment No. 3 Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing, (ii) this Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and constitutes the legal, valid and binding obligations of each such Loan Party enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii) all representations and warranties made by any Loan Party contained in the Amended Credit Agreement or in the other Loan Documents are true and correct in all material respects, in each case on and as of such date as if made on and as of the date hereof except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, provided that, in each case, such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof.

Section 4.Effectiveness.  This Amendment shall become effective on the date (such date, the “Amendment No. 3 Effective Date”) that the following conditions have been satisfied (it being understood that the amendment set forth in Section 1(h) and (j) shall become effective immediately prior to the remaining amendments in Section 1 and Section 2):

(i)Consents.  The Administrative Agent shall have received an executed signature page to this Amendment (including in the form of a Term Consent) from (i) the New Term B1 Lender, the New Term B2 Lender, the Additional Term B2 Lender and each Consenting Term Lender, (ii) Lenders constituting the Required Lenders (as defined in the Credit Agreement) immediately prior to the Amendment No. 3 Effective Date and (iii) each Loan Party;

(ii)Incremental Facility Conditions.  After giving effect to the incurrence of the Additional Term B2 Loans and the Term Loan Refinancing, each of the conditions set forth in Section 2.25(a) of the Credit Agreement shall be satisfied;

(iii)Fees.  The Administrative Agent and the Joint Lead Arrangers shall have received the fees in the amounts previously agreed in writing by the Borrower to be received on the Amendment No. 3 Effective Date, and all reasonable and documented expenses for which invoices have been presented prior to the Amendment No. 3 Effective Date;

(iv)Legal Opinions.  The Administrative Agent shall have received favorable legal opinions of (1) Bass, Berry & Sims PLC, special counsel to the Loan Parties and (2) Mintz Levin Cohn Ferris Glovsky and Popeo PC, special New York and Massachusetts counsel to the Loan Parties, each covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(v)Officer’s Certificate.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 3 Effective Date certifying that (a) all representations and warranties made by any Loan Party contained in the Amended Credit Agreement or in the other Loan Documents are true and correct in all material respects, in each case on and as of such date as if made on and as of the Amendment No. 3 Effective Date except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, provided that, in each case, such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof and (b) no Default, shall have occurred and be continuing; and

(vi)Closing Certificates.  The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization (or other similar organizational document), including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization (or a certification from each Loan Party that there have been no changes other than changes specified in the certification to the certificate or articles of incorporation or organization, including all amendments thereto, that were delivered to the Administrative Agent on the Closing Date), (ii) a certificate as to the good standing (where relevant) of each Loan Party organized in the United States as of a recent date, from such Secretary of State or similar Governmental Authority and (iii) a certificate of a manager, director, Secretary or Assistant Secretary or similar officer of each Loan Party dated the Amendment No. 3 Effective Date and certifying that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement (or other similar organizational document) of such Loan Party as in effect on the Amendment No. 3 Effective Date (or a certification from each Loan Party that there have been no changes other than changes specified in the certification to the by-laws or operating (or limited liability company) agreement that were delivered to the Administrative Agent on the Closing Date).

(vii)The Term Loan Refinancing shall be consummated and all accrued and unpaid interest and fees shall have been paid in connection therewith.

Section 5.Consent.  Each Person delivering a Term Consent hereto agrees not to make any claims to the Borrower pursuant to Section 2.21 of the Credit Agreement with respect to any loss or expense that such Lender may sustain or incur as a consequence of any event caused by the prepayment of its Existing Term B1 Loans or Existing Term B2 Loans on the Amendment No. 3 Effective Date.

Section 6.Counterparts.  This Amendment may be executed in any number of counterparts (including the Term Consents) and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment (including the Term Consents) by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 8.Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 9.Jurisdiction; Consent to Service of Process.  Each party hereto hereby submits for itself and its Property in any legal action or proceeding relating to this Amendment, or for recognition and enforcement of any judgment in respect hereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof, (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 10.2 of the Amended Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction. .

Section 10.Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 11.Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Amended Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document and nothing herein shall or may be construed as a novation thereof.  Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Amended Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Security Documents.  From and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Amended Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement as amended hereby and that the amendment of the Credit Agreement pursuant to this Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document as in effect prior to the Amendment No. 3 Effective Date.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

engility corporation

By:/s/ Wayne M. Rehberger
Name: Wayne M. Rehberger
Title: Senior Vice President and Chief Financial Officer

By:/s/ Thomas O. Miiller
Name: Thomas O. Miiller
Title: Senior Vice President, General Counsel and Corporate Secretary

engility holdings, inc.

By:/s/ Wayne M. Rehberger
Name: Wayne M. Rehberger
Title: Senior Vice President and Chief Financial Officer

By:/s/ Thomas O. Miiller
Name: Thomas O. Miiller
Title: Senior Vice President, General Counsel and Corporate Secretary

ENGILITY LLC

By:/s/ Wayne M. Rehberger
Name: Wayne M. Rehberger
Title: Senior Vice President and Chief Financial Officer

SUPPORT SERVICES ORGANIZATION, LLC

By:/s/ Thomas O. Miiller
Name: Thomas O. Miiller
Title: Senior Vice President, General Counsel and Corporate Secretary

[Engility Amendment No. 3]

TEXELTEK, LLC

By:/s/ Thomas O. Miiller
Name: Thomas O. Miiller
Title: Senior Vice President, General Counsel and Corporate Secretary

TASC SERVICES CORPORATION

By:/s/ Thomas O. Miiller
Name: Thomas O. Miiller
Title: Senior Vice President, General Counsel and Corporate Secretary

ATAC SERVICES, LLC

By:/s/ Thomas O. Miiller
Name: Thomas O. Miiller
Title: Senior Vice President and Secretary

[Engility Amendment No. 3]

morgan stanley senior funding, inc.,
as Administrative Agent and Collateral Agent

By:/s/ Jordan Ransom
Name: Jordan Ransom
Title: Authorized Signatory

morgan stanley senior funding, inc.,
as New Term B1 Lender, New Term B2 Lender and Additional Term B2 Lender

By:/s/ Jordan Ransom
Name: Jordan Ransom
Title: Authorized Signatory

[Engility Amendment No. 3]

EXHIBIT A-1

Term B1 Consent

TERM B1 CONSENT (this “Term B1 Consent”) to Amendment No. 3 (the “Amendment”), by and among ENGILITY CORPORATION, ENGILITY HOLDINGS, INC., the Guarantors party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent and each lender party thereto (collectively, the “Lenders” and individually, a “Lender”).  Capitalized terms used in this Term B1 Consent but not defined in this Term B1 Consent have the meanings assigned to such terms in the Amendment.

The undersigned Existing Term B1 Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

The undersigned Lender agrees to reprice 100% of the outstanding principal amount of such Lender’s existing Term B1 Loans (or such lesser amount allocated  to such Lender by the Administrative Agent) on a cashless basis.

Post-Closing Settlement Option

☐

The undersigned Lender agrees that the entire amount of such Lender’s existing Term B1 Loans will be assigned to the New Term B1 Lender at par on the Amendment No. 3 Effective Date (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Term B1 Lender to effect such assignment) and following the Amendment No. 3 Effective Date such Consenting Term B1 Lender shall purchase by assignment Term B1 Loans in an equal principal amount as its existing Term B1 Loans or such lesser amount allocated to such Lender by the Administrative Agent.

________________________________________,
(Name of Institution)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Engility Amendment No. 3]

EXHIBIT A-2

Term B2 Consent

TERM B2 CONSENT (this “Term B2 Consent”) to Amendment No. 3 (the “Amendment”), by and among ENGILITY CORPORATION, ENGILITY HOLDINGS, INC., the Guarantors party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent and each lender party thereto (collectively, the “Lenders” and individually, a “Lender”).  Capitalized terms used in this Term B2 Consent but not defined in this Term B2 Consent have the meanings assigned to such terms in the Amendment.

The undersigned Existing Term B2 Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

The undersigned Lender agrees to reprice 100% of the outstanding principal amount of such Lender’s existing Term B2 Loans (or such lesser amount allocated  to such Lender by the Administrative Agent) on a cashless basis.

Post-Closing Settlement Option

☐

The undersigned Lender agrees that the entire amount of such Lender’s existing Term B2 Loans will be assigned to the New Term B2 Lender at par on the Amendment No. 3 Effective Date (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Term B2 Lender to effect such assignment) and following the Amendment No. 3 Effective Date such Consenting Term B2 Lender shall purchase by assignment Term B2 Loans in an equal principal amount as its existing Term B2 Loans or such lesser amount allocated to such Lender by the Administrative Agent.

________________________________________,
(Name of Institution)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Engility Amendment No. 3]

SCHEDULE A TO AMENDMENT NO. 3

Additional Term B2 Lender	Additional Term B2 Loan Commitment
Morgan Stanley Senior Funding, Inc.	$75,000,000